SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  February 3, 2004
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                             SZM DISTRIBUTORS, INC.
             (Exact name of registrant as specified in its charter)


         Nevada                      000-33313                   94-4868287
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   (State or other                 (Commission                 (IRS Employer
   jurisdiction of                 File Number)              Identification No.)
    incorporation)


                         1811 Chestnut Street, Suite 120
                        Philadelphia, Pennsylvania 19103
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (215) 972-8191
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          (Former name or former address, if changed since last report)




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Item 8.  Change in Fiscal Year.

         On February 2, 2004, SZM Distributors, Inc. determined to change its fiscal year from a fiscal year end of June 30 to a fiscal year end of December
31. The report covering the transition period will be filed on a Form 10-KSB.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SZM Distributors, Inc.
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                                        (Registrant)


Date: February 3, 2004                  /s/ Irwin L. Gross
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                                        Irwin L. Gross
                                        Chairman and CEO